UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material pursuant to §240.14a-12

Sprouts Farmers Market, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SPROUTS FARMERS MARKET Your Vote Counts! SPROUTS FARMERS MARKET, INC. 2024 Annual Meeting Vote by May 21, 2024 11:59 PM ET SPROUTS FARMERS MARKET, INC. 5455 EAST HIGH STREET, SUIT 111 PHOENIX, AZ 85054 You invested in SPROUTS FARMERS MARKET, INC. and it's time to vote! You have the right o vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 22, 2024. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the materials) by requesting prior to May 08, 2024. If you would like to request a copy of the materials) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 22, 2024 8:00 AM PDT Virtually at: www.virtualshareholdermeeting.com/SFM2024 *please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: For 01) Hari K. Avila 02) Joseph Fortunato 03) Joseph D. O'Leary 2 To vote on a non-binding advisory resolution to approve the compensation paid to our named executive officers for fiscal 2023 (“say-on-pay’’). 3. To ratify the appointment of pricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 29, 2024. the fiscal year ending December 29, 2024. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any. adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery’’.